Exhibit 10(a)75

                             FIRST AMENDMENT TO THE
                           DEFERRED COMPENSATION PLAN
                    FOR THE DIRECTORS OF THE SOUTHERN COMPANY


         WHEREAS, the Deferred Compensation Plan for Directors of The Southern Company (the "Plan") was amended and restated effective October 20, 1986, which amendment and restatement included changes to permit eligible Directors of The Southern Company (the "Company") (1) to elect to treat compensation deferred under the Plan as though invested in fixed income or common stock of The Southern Company, (2) to receive distribution of deferred amounts in a lump sum or up to ten (10) annual installments beginning not later than the second anniversary of the termination of their membership on the Board of Directors, and (3) to change the method of payment of their account balance under the Plan from lump sum to installments, or vice versa, shortly before their termination of membership on the Board of Directors; and

         WHEREAS, the Board of Directors of the Company desires to amend the Plan (1) to change the period of time during which a Director may elect to change the method of payment of his account balance under the Plan, (2) to require that any such change in the method of payment be contingent upon the Director's completion of his term of membership on the Board of Directors, except in the event of disability or death, and (3) to authorize the Compensation Committee to accelerate installment distributions in its sole discretion for cause upon request by a Director or his legal representative; and

         WHEREAS, the Board of Directors of the Company has the authority to amend the Plan from time to time in accordance with Section 9.3 of the Plan;

         NOW, THEREFORE, effective January 19, 1987, the Board of Directors of The Southern Company hereby amends the Deferred Compensation Plan for Directors of The Southern Company as follows:


                                                        I.

         The Plan shall be amended by deleting Section 6.5 of the Plan in its entirety and substituting therefor the following language as Section 6.5 therein:

                  6.5 With the approval of the Compensation Committee, a Director may amend a prior Deferral Election on a form prescribed by the Compensation Committee not prior to the 390th day nor later than the 360th day prior to his termination of membership on the Board of Directors in order to change (a) the form and/or ((b) the time for commencement of the distribution of his Deferred Compensation Account in


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         accordance with the terms of the Plan. Any such amendment to a prior
         Deferral Election, as described in this Section 6.5, shall be contingent upon the Director's completion of his term of membership on the Board of Directors, except in the event of the disability or death of such Director.

                                                        II.

         Section 8.1 of the Plan shall be amended by deleting said Section in its entirety and substituting therefor the following language as Section 8.1 therein:

                  8.1 When a Director terminates his membership on the Board of Directors, said Director shall be entitled to receive the entire amount and the Market Value of any shares of Common Stock (and fractions thereof) reflected in his Deferred Compensation Account payable in cash in accordance with his Deferral Election. No portion of a Director's Deferred Compensation Account shall be distributed in Common Stock. In the event a Director shall have elected to receive the balance of his Deferred Compensation Account in a lump sum, distribution shall be made on the first day of the month selected by the Director in accordance with the terms of the Plan, or as soon as reasonably possible thereafter. In the event the Director shall have elected to receive annual installments, the first payment shall be on the first day of the month selected by the Director, or as soon as reasonably possible thereafter, and shall be an amount equal to the balance in the Director's Deferred Compensation Account on such date divided by the number of annual installment payments. Each subsequent annual payment shall be an amount equal to the balance of the Director's Account on the payment date divided by the number of remaining annual payments and shall be paid on the anniversary of the preceding payment date. Notwithstanding a Director's election to receive his Deferred Compensation Account balance in annual installments, the Compensation Committee, in its sole discretion upon request of the Director or his legal representative, may accelerate the payment of any such installments for cause. The Market Value of any shares of Common Stock credited to a Director's Deferred Compensation Account shall be determined as of the twenty-fifth (25th) day of the month immediately preceding the date of any lump sum or installment distribution.

                                                       III.

         Except as amended by this First Amendment, the Plan shall remain in full force and effect as amended and restated by the Company effective October 20, 1986.

         IN WITNESS WHEREOF, this First Amendment has been executed pursuant to resolutions of the Board of Directors of The Southern Company, this ____ day of _____________________, 19__.


                                                     THE SOUTHERN COMPANY




                                                     By:
                                                         Robert H. Radcliff, Jr.
                                                         Chairman
                                                         Compensation Committee



Attest:


By:
         Tommy Chisholm
         Secretary
         The Southern Company

         [CORPORATE SEAL]

                                SECOND AMENDMENT
                        TO THE DEFERRED COMPENSATION PLAN
                    FOR THE DIRECTORS OF THE SOUTHERN COMPANY


         WHEREAS, the Board of Directors of The Southern Company (the "Company") heretofore adopted the amendment and restatement of the Deferred Compensation Plan for the Directors of The Southern Company (the "Plan") effective as of October 20, 1986; and

         WHEREAS, the Board of Directors of the Company desires to amend the Plan to comply with changes in the Securities and Exchange Act of 1934; and

         WHEREAS, under Section 9.3 of the Plan, the Board of Directors has the authority to amend the Plan at any time;

         NOW THEREFORE, effective as of the date of execution, the Board of Directors hereby amends the Plan as follows:


                                                        1.

         Section 6.5 of the Plan shall be amended by deleting said Section in its entirety and substituting therefore the following language:

         6.5 Except as provided below, with the approval of the Compensation Committee, a Director may amend a prior Deferral Election on a form prescribed by the Compensation Committee not prior to the 390th day nor later than the 360th day prior to his termination of membership on the Board of Directors in order to change (a) the form, and/or (b) the time for commencement of the distribution of his Deferred Compensation Account in accordance with the terms of the Plan; provided, however, that any Director who is required to file reports pursuant to Section 16(a) of the Securities and Exchange Act of 1934, as amended, with respect to equity securities of the Company shall not be permitted to amend his Deferral Election during any time period for which such Director is required to file any such reports with respect to the portion of his Deferred Compensation Account invested in accordance with the provisions of Section 7.3 of the Plan. Any such amendment to a prior Deferral Election, as described in this Section 6.5, shall be contingent upon the Director's completion of his term of membership on the Board of Directors, except in the event of the disability or death of such Director.

                                                        2.

         Except as amended herein by this Second Amendment, the Plan shall remain in full force and effect as adopted and amended by the Company prior to the adoption of this Second Amendment.

         IN WITNESS WHEREOF, this Second Amendment has been executed pursuant to resolutions of the Board of Directors of The Southern Company this day of , 19 , to be effective as of the date of execution.


                                                     THE SOUTHERN COMPANY



                                                     By:
                                                     Its:



Attest:



By:
Its:

         (CORPORATE SEAL]